UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2014

CAPE BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33934	26-1294270
(State or Other Jurisdiction)	(Commission	(I.R.S. Employer
of Incorporation)	File No.)	Identification No.)

225 North Main Street, Cape May Courthouse, New Jersey	08210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 465-5600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 24, 2014, Cape Bancorp, Inc. (the “Company”) issued a press release reporting its financial results for the period ended June 30, 2014. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the Securities and Exchange Commission and shall not be deemed filed for any purpose.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not Applicable.

(b)	Pro Forma Financial Information. Not Applicable.

(c)	Shell Company Transactions. Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Cape Bancorp, Inc. press release dated July 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPE BANCORP, INC.

DATE: July 25, 2014	By:	/s/ Guy Hackney
Guy Hackney
Executive Vice President and
Chief Financial Officer